Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Keurig Green Mountain, Inc. (the “Company”) on Form 10-Q for the period ended June 27, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian P. Kelley, President and Chief Executive Officer, and I, Frances G. Rathke, as the Chief Financial Officer and Treasurer, of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 5, 2015

/s/ Brian P. Kelley
Brian P. Kelley
President and Chief Executive Officer

Date: August 5, 2015

/s/ Frances G. Rathke
Frances G. Rathke
Chief Financial Officer and Treasurer